Taxes on Income (Details) - Schedule of Deferred Tax Liabilities and Assets - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Schedule of Deferred Tax Liabilities and Assets [Abstract]
Net operating loss carry-forward	[1]	$ 6,179	$ 6,814
Net capital loss carry-forward	[1]	6,848	6,848
Allowances and provisions		240	176
Intangible assets, net		(128)	(89)
Deferred tax assets, gross		13,139	13,749
Valuation allowance	[2]	(13,139)	(13,749)
Net deferred tax Liability

[1]	See Note 14b.
[2]	In the years 2023 and 2022, the Company has provided valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2023 was mainly due to Utilization of net operating loss carry forward in the amount of $635 for which deferred tax asset was not recognized.